[CRIIMI MAE LOGO]
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CRIIMI MAE Inc. - MONTHLY TICKER - July 31, 1998
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 ....NYSE Close 7/31/98 $13 7/8....Common Shares Outstanding 48.39mil....
Market Cap. $671.5mil.... Dividend Yield 11.5%....

CRIIMI MAE in the News:

08/04/98 - CRIIMI MAE Chairman and President purchased $30,000 Common Shares. 07/27/98 - CRIIMI MAE announces Record 2nd Quarter Earnings, Introduces FFO as measure of performance.
07/02/98 - Interview - CRIIMI MAE avoids IO's, ARM, REIT losses (Reuters) 06/30/98 - CRIIMI MAE - announces new purchase of Subordinated CMBS, differentiates itself form residential Mortgage REITS.
06/09/98 - CRIIMI MAE - "largely insulated" from prepayments: Financial chief (Dow Jones News Service)
06/05/98 - CRIIMI MAE - increases common dividend to 40 cents per share. 06/01/98 - CRIIMI MAE - Sells $468M Via Re-securitization (Commercial Property
News)

Commercial Loan Originations
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 ...Closed first "No-Lock" large loan of $41m on June 30. Hired regional manager for new Chicago office....
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                                       Jul-98     3Q98      YTD98
Loans under application at 7/31        $246m     $n/a       n/a
Volume Closed                          $100m      100m      $555m
Number of Loans                            35       35        136


Loan Securitization Program
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 ...Closed industry's first securitization of "No-Lock" commercial mortgages in
June 98....
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To date accumulation for future securitizations (orig loan amt)      $284m
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Closed CRIIMI MAE CMBS Corp 1998 C-1                    Jun-98
                                                       --------
Securitization size (face)                             $496m
Bonds sold to public (face)                            $397m
Bonds retained (face)                                  $ 99m
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


CMBS Acquisition Program
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 ....CMBS industry production for 1H98 was $43 billion compared to $44 billion for all of 1997(source: Commercial Mortgage Alert).  All purchase commitments subject to due diligence....
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
Closed Transactions        Jul-98           3Q1998       YTD98
-------------------        ------           ------       -----
Purchase Price             none             none         $  787m
Face Amount                none             none         $1,084m
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Announced Transactions - not yet closed
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Purchase Price         $66m
Face Amount            $86m


Resecuritization Program
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 ...CBO Objective: reduced interest rate exposure by replacing floating rate debt with fixed rate debt, generate excess proceeds, fund portion of business plan internally. Future transactions may include investments retained from any prior securitization or resecuritizations.
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To date accumulation for next resecuritization (current face)
$659m
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Closed CRIIMI MAE Comm. Mtg Trust 1998 C1                        May-98
                                                                 --------
Resecuritization size (face)                                     $ 1,772m
Bonds sold to public (face)                                      $   468m
Bonds Retained (face)                                            $ 1,304m
Excess proceeds generated                                        $   160m
Realized Gain on Sale - Inv. Grade Securities.                   $    29m


Servicing Portfolio - (information is on 30 day delay)
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 ...To date, CRIIMI MAE has experienced no loss of principal on any loans placed into "special servicing". FITCH IBCA upgraded special servicer rating to "above average" on 5/11/98...Default rate of 34bps compares favorably to average annual default rate of 197bps for conduit loans reported in FITCH IBCA
1997 "Trends in Comm Mtg Default Rates" (7/20)
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
                                     CMBS          Other             Total
                                     -----         -----             -------
Current Unpaid Principal Balance     $30,013       $1,517            $31,530
Number of Loans                        5,711          302              6,013
Currently in monentary or covenant
 default (bps)                         0.36%         0.00%              0.34%


                         Total Loan Originations
                         -----------------------
                                ($ millions)
                                 ----------

1st Quarter 1997                             $    0  (approx)
2nd Quarter 1997                               18.2  (approx)
3rd Quarter 1997                                9.0  (approx)
4th Quarter 1997                              183.0  (approx)
1st Quarter 1998                              168.1  (approx)
2nd Quarter 1998                              287.2  (approx)



                          CMBS Acquisitions
                          -----------------
                          Purch Price ($ millions)
                          ----------------------


1st Quarter 1997                              $    0 (approx)
2nd Quarter 1997                                81.0 (approx)
3rd Quarter 1997                               129.5 (approx)
4th Quarter 1997                               343.4 (approx)
1st Quarter 1998                               337.0 (approx)
2nd Quarter 1998                               449.9 (approx)



                          Servicing Portfolio
                          -------------------
                            ($ billions)
                             ----------


1st Quarter 1997                               $ 6.4 (approx)
2nd Quarter 1997                                 8.8 (approx)
3rd Quarter 1997                                11.0 (approx)
4th Quarter 1997                                16.5 (approx)
1st Quarter 1998                                23.0 (approx)
2nd Quarter 1998                                31.5 (approx)


CRIIMI MAE Inc. Contacts
------------------------

For institutional investors:
Andrew P. Blocher (301) 231-0371 ablocher@criimi.com

For shareholders and brokers:
Susan B. Railey (301)468-3120 sralley@criimi.com

For news media:
James T. Pastore (202)546-6451 pastore@ix.netcom.com

On the Web:
www.criimimaeinc.com


The historical information contained herein is accurate only as of July 31, 1998 and should not be relied upon as it is subject to change. CRIIMI MAE is under no obligation to update this information at any time. For complete financial and risk factor information, see CRIIMI MAE's most recent quarterly report on Form 10-Q, or its annual report on Form 10-K.